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                                                                   Exhibit 10.33


              ACCOUNTS RECEIVABLE FINANCING MODIFICATION AGREEMENT

     This Accounts Receivable Financing Modification Agreement is entered into as of September 18, 2001, by and between MERCATOR SOFTWARE, INC. (the "Borrower") and Silicon Valley Bank, California-chartered bank doing business in Massachusetts under the name "Silicon Valley East" ("Bank").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be
     ------------------------------------
owing by Borrower to Bank, Borrower may become indebted to Bank pursuant to, among other documents, an Accounts Receivable Financing Agreement, dated June 22, 2001, as may be amended from time to time, (the "Financing Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Financing Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the
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Collateral as described in the Financing Agreement and in the Intellectual
Property Security Agreement between Borrower and Bank dated June 22, 2001.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
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     A.   Modification(s) to the Financing Agreement.
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          1.   Sub-Section (M) of Section 6.3 entitled Affirmative Covenants is hereby amended to read as follows:

               (M) Cause the occurrence of a Capitalization Event on or before November 15, 2001.

4.   CONSISTENT CHANGES. The Existing Documents are hereby amended wherever
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necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no
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defenses against the obligations to pay any amounts under the Indebtedness.

6.   CONTINUING VALIDITY. Borrower understands and agrees that in modifying the
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existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Documents, except as set forth in the Compliance Certificate attached hereto. Except as expressly modified pursuant to this Accounts Receivable Financing Modification Agreement, the terms of the Existing Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Accounts

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Receivable Financing Modification Agreement in no way shall obligate Bank to make any futuremodifications to the Indebtedness. Nothing in this Accounts Receivable Financing Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Accounts Receivable Financing Modification Agreement. The terms of this Paragraph apply not only to this Accounts Receivable Financing Modification Agreement, but also to all subsequent accounts receivable financing modification agreements.

7.   COUNTERSIGNATURE. This Accounts Receivable Financing Modification Agreement
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shall become effective only when it shall have been executed by Borrower and
Bank (provided, however, in no event shall this Accounts Receivable Financing Modification Agreement become effective until signed by an officer of Bank in California).

     This Accounts Receivable Financing Modification Agreement is executed as of the date first written above.

BORROWER:                                BANK:

MERCATOR SOFTWARE, INC.                  SILICON VALLEY BANK, doing
                                         business as SILICON VALLEY EAST

By:    /s/ KENNETH J. HALL               By:    /s/ DAVID REICH
   ---------------------------------         -------------------------------
Name:      Kenneth J. Hall               Name:      David Reich
      -------------------------------           --------------------------------
Title: Senior Vice President, Chief      Title:   Senior Vice President
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     Financial Officer and Treasurer
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                                         SILICON VALLEY BANK

                                         By:    /s/ MIKE FIELD
                                              ----------------------------------
                                         Name:      Mike Field
                                               ---------------------------------
                                         Title:   Senior Vice President
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                                              (Signed at Santa Clara County, CA)

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